Finance lease obligations	12 Months Ended
Dec. 31, 2017
Statement [Line Items]
Finance lease obligations [text block]
15.	Finance lease obligations

	Dec. 31, 2017	Dec. 31, 2016
Total minimum lease payments	$89,750	$13,720
Effect of discounting	(5,177)	(788)
Present value of minimum lease payments	84,573	12,932
Less: current portion	(18,327)	(3,172)
	66,246	9,760
Minimum payments under finance leases
Less than 12 months	20,186	3,508
13-36 months	40,253	6,667
37-60 months	29,311	3,545
More than 60 months	-	-

	$89,750	$13,720

The Group has entered into equipment leases for its South American and Manitoba business units which expire between 2020 and 2022 and with interest rates between 1.95% to 4.45%, per annum. The Group has the option to purchase the equipment and vehicles leased at the end of the terms of the leases. The Group’s obligations under finance leases are secured by the lessor’s title to the leased assets. The present value of the net minimum lease payments has been recognized as a finance lease asset, which was included as a non-cash addition to property plant and equipment, and a corresponding amount as a finance lease obligation. The fair value of the finance lease liabilities approximates their carrying amount.

During the third quarter of 2017, the Peru business unit refinanced its equipment finance facility (note 16b) by entering into a sale and leaseback transaction with terms as described above. The transaction resulted in cash proceeds of $67,275 (note 29b), the majority of which was used to repay and extinguish the equipment finance facility. As the leaseback is classified as a finance lease, there was no change in the carrying value of the heavy mobile equipment and no impacts to the consolidated income statements.